Exhibit 10.4
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated effective as of September 19, 2008, is by and among DHS HOLDING COMPANY, a Delaware corporation (“Holdings”), DHS DRILLING COMPANY, a Colorado corporation (“Borrower”), the several banks and other financial institutions or entities from time to time party to this Agreement (the “Lenders”), LEHMAN BROTHERS INC., as sole arranger and sole bookrunner (in such capacity, the “Arranger”) and LEHMAN COMMERCIAL PAPER INC., as the administrative agent (in such capacity, the “Administrative Agent”) and Lender under that certain Credit Agreement (as defined below);
     WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2008 (as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, on the terms and subject to the conditions contained herein, the Lenders are willing to make certain amendments to the Credit Agreement in accordance with Section 9.1 thereof;
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms.
          (a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the words “include,” “includes,” and “including” will be deemed to be followed by “without limitation”; and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The principles of interpretation set forth in Section 1.2 of the Credit Agreement shall apply to the provisions of this Amendment.
          (b) Each reference to “hereof, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, each reference to “this Agreement” or “the Credit Agreement” and each other similar reference contained in the Agreement or any other Loan Document and each reference contained in this Amendment to the “Credit Agreement” shall on and after the First Amendment Closing Date refer to the Credit Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Closing Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires.

     2. Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 3 below and subject to the satisfaction of the conditions set forth in Section 4 below, the parties hereby agree to the following amendments.
          (a) Section 1.1 is hereby amended by the addition of the following definitions, each in proper alphabetical order:
First Amendment: that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of September 19, 2008, by and among Borrower, the other Credit Parties party thereto, the Lenders and the Administrative Agent.
First Amendment Closing Date: the date on which all of the conditions precedent to the conditions set forth in the First Amendment shall have been satisfied, which date shall not be later than September 19, 2008.
Permitted Subordinated Indebtedness: Indebtedness issued by Borrower or any Subsidiary Guarantor to any Permitted Investor or any of their respective Affiliates which is subordinated in all respect to the Obligations, including with respect to rights, remedies and payment, the proceeds of which are used solely to finance the purchase of the Specified Rigs and to pay any fees and expenses incurred in connection therewith.
Specified Rigs: that certain (i) drilling rig designated as the Rowan Land Rig 34, as described in detail on Exhibit 1 to that certain Purchase and Sale Agreement for Rig 34 dated July 21, 2008 between Borrower and Rowan Drilling Company, Inc., a Texas corporation, and (ii) 1300HP AC drilling rig package, as described in that certain Contract Terms and Conditions dated June 18, 2008 between Rig Planet Inc. and Borrower.
          (b) Section 6.2(h) of the Credit Agreement is hereby amended and restated as follows:
     “(h) Permitted Subordinated Indebtedness.”.
          (c) Section 6.3 of the Credit Agreement is hereby amended to add a new clause (i) as follows:
“(i) Liens securing Permitted Subordinated Indebtedness of Borrower, provided such Liens (i) are expressly subordinated to the Liens created by the Security Documents and (ii) attach only to the Specified Rigs;”
and to insert “(j)” prior to the last paragraph thereof.
     3. Representations and Warranties of Borrower. Borrower represents and warrants as of the date hereof and on the First Amendment Closing Date to the Administrative Agent and each Lender that:

          (a) Each of the Loan Parties (i) has the power and authority, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;
          (b) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by Borrower in connection with the execution, delivery, performance, validity or enforceability of this Amendment;
          (c) This Amendment (i) has been duly executed and delivered on behalf of Borrower and Holdings and (ii) constitutes a legal, valid and binding obligation of Borrower and Holdings enforceable against Borrower and Holdings in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (d) The execution, delivery and performance of this Amendment will not result in a violation by Borrower of any Requirement of Law or any Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents);
          (e) After giving effect to the amendments set forth herein, the representations and warranties of Borrower contained in the Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;
          (f) Each of the Loan Parties are in compliance in all material respects with all terms and provisions set forth in the Loan Documents to which it is a party; and
          (g) No Default or Event of Default has occurred and is continuing.
     4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
          (a) The Administrative Agent shall have received a copy of this Amendment, duly executed and delivered by a Responsible Officer of Borrower and Holdings;
          (b) Since the Closing Date, no event or circumstance having a Material Adverse Effect shall have occurred and shall be continuing;
          (c) After giving effect to the amendments set forth herein, the representations and warranties of Borrower contained in the Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;
          (d) After giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing on the First Amendment Closing Date or will occur after giving effect to the execution and delivery of this Amendment by the parties hereto;

          (e) Each of the Loan Parties shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the Administrative Agent may reasonably request, each of which shall be in form and substance reasonably satisfactory to Agent.
     5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.
          (b) This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.
          (c) Each of Holdings and Borrower hereby reaffirms its obligations under each of the Loan Documents, as the same are amended hereby, and agrees and acknowledges that each such document and all of such obligations thereunder, remains in full force and effect after giving effect to this Amendment.
     6. Counterparts. This Amendment may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with Borrower and the Administrative Agent.
     7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     8. Integration. This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Agents, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     10. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Closing Date.
     11. Ratification; No Other Amendments: No Waiver. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, any Agent or any other Indemnitee under the Agreement or any of the other Loan Documents, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Agreement or any of the other Loan Documents. Other than as to otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.
     12. Costs: Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of each Agent and each Lender incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Agents.
     13. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.
     14. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

DHS DRILLING COMPANY
By:	/s/ WE Sauer, Jr.
WE Sauer, Jr.
President/CEO

DHS HOLDINGS COMPANY
By:	/s/ WE Sauer, Jr.
WE Sauer, Jr.
President/CEO

LEHMAN BROTHERS INC., as Arranger
By:
J. Robert Chambers
Managing Director

LEHMAN COMMERCIAL PAPER INC, as Administrative Agent, Syndication Agent and a Lender
By:
J. Robert Chambers
Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

DHS DRILLING COMPANY
By:
Gregg Tubbs
Executive Vice President

DHS HOLDINGS COMPANY
By:
Gregg Tubbs
Executive Vice President

LEHMAN BROTHERS INC., as Arranger
By:	/s/ J. Robert Chambers
J. Robert Chambers
Managing Director

LEHMAN COMMERCIAL PAPER INC., as Administrative; Agent, Syndication Agent and a Lender
By:	/s/ J. Robert Chambers
J. Robert Chambers
Authorized Signatory

[Signature Page to Amendment No. 1 to Amended Restated Credit Agreement]